UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): October 12, 2001


                         Shire Pharmaceuticals Group plc
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             (Exact name of registrant as specified in its charter)


                                England and Wales
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                 (State or other jurisdiction of incorporation)


         0-29630                                              N/A
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(Commission File Number)                      (IRS Employer Identification No.)

Hampshire International Business Park, Chineham, Basingstoke,
Hampshire RG24 8EP England
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(Address of principal executive offices)                         (Zip code)

Registrant's telephone number, including area code            44 1256 894 000
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

     On October 12, 2001, Shire Pharmaceuticals Group plc issued the press release attached as Exhibit 99.1 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits. The following exhibit is filed herewith:

99.1 Press Release dated October 12, 2001

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 18, 2001          SHIRE PHARMACEUTICALS GROUP PLC



                                  By:    /s/ Rolf Stahel
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                                         Name:   Rolf Stahel
                                         Title:  Chief Executive

                                  EXHIBIT INDEX


Number   Description

99.1     Press Release dated October 12, 2001